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                                                                   Exhibit 10.41


                              CSK AUTO CORPORATION

                            OPTION EXCHANGE AGREEMENT

      This Option Exchange Agreement (this "Agreement") is entered into as of _________, 2001 by CSK Auto Corporation, a Delaware corporation (the "Company"), and the person whose name appears on the signature page of this Agreement ("Executive").

      A. Under the Company's stock option plans listed on Schedule A hereto (the "Plans"), and pursuant to that certain Option Agreement or Agreements (collectively, the "Employee Stock Option Agreements") between the Company and Executive, the Company granted to Executive the options (as defined in the Employee Stock Option Agreement(s) and set forth on the signature page to this Agreement and collectively referred to herein as the "Old Options") to purchase shares of the common stock, $0.01 par value per share ("Common Stock"), of the Company.

      B. Due to the recent decline in the fair market value of the Common Stock, the Company believes that the purpose of the Plans is being frustrated and that it is in the best interests of the Company to effectively adjust the Exercise Price (as defined in the Employee Stock Option Agreement(s)) of the Old Options in order to more closely realign the value of the options with the market price of the Common Stock and thereby, better enable the Company to attract, retain and motivate its employees.

      C. In order to effect such adjustment, the Company and Executive now desire to cancel Executive's Old Options and terminate the Employee Stock Option Agreement(s) in exchange for the Company agreeing to grant to Executive the same number of new options (as set forth on the signature page to this Agreement, the "New Options") under the Plans and on the terms and conditions specified herein and (except as described in Section 2 hereof) set forth in the form(s) of the Stock Option Agreement(s) pursuant to each of the Plans (the "New Stock Option Agreement(s)") attached to this Agreement as Exhibit A, with the result that, on a date that is six months and one day after the date of this Agreement (the "Grant Date"), following the cancellation of the Old Options and the Employee Stock Option Agreement(s) pursuant to this Agreement, Executive will be granted the New Options, which New Options shall have an Exercise Price equal to the greater of (a) the fair market value of the Common Stock on the Grant Date as determined under the terms of the Plans and (b) $11.00 per share of Common Stock.

      NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    CANCELLATION AND GRANT OF OPTIONS.

      (a) Subject to the other conditions contained in this Agreement, (i) Executive does hereby agree to the cancellation of the Old Options and the termination of the Employee Stock Option Agreement(s), and such Old Options and the Employee Stock Option Agreement(s) shall be deemed to be of no further force or effect, without the requirement of any further action by the Company or Executive and (ii) in consideration of the cancellation of the Old Options and termination of the Employee Stock Option Agreement(s), the Company agrees to grant to Executive the New Options on the Grant Date, subject to the terms and conditions specified herein and (except as discussed in Section 2 hereof) set forth in the New Stock Option Agreement.

      (b) Executive acknowledges that, by reason of the foregoing cancellation of the Old Options and termination of the Employee Stock Option Agreement(s), Executive releases all rights and interests Executive may have held, whether pursuant to the Plans, the Employee Stock Option Agreement(s) or otherwise, to acquire the shares of the Common Stock with respect to the Old Options. Executive hereby represents to the Company that (i) he or she is the sole owner of the Old Options and that he or she has not sold, transferred, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner any of the Old Options or any right to or interest in the Old Options to any person, and (ii) he or she, or his or her representative, has had an opportunity to ask questions and receive answers and to undertake whatever additional inquiry regarding the subject matter of this Agreement as such Executive has deemed necessary or appropriate under the circumstances in order to reach an informed decision regarding the merits of the transactions contemplated by this Agreement. Executive agrees and acknowledges that the Company is relying on Executive's representations in entering into and effecting the transaction contemplated by this Agreement.

      2. TERMS OF THE NEW OPTIONS. The terms and conditions of the New Options shall be governed by the Plans and the New Stock Option Agreement(s); provided, however, that, notwithstanding anything to the contrary in the Plans, the New Stock Option Agreement(s) or this Agreement, the New Options shall not be exercisable until the applicable date(s) set forth in the New Stock Option Agreement(s) for such New Options; and provided, further, that the New Options shall have an Exercise Price equal to the greater of (a) the fair market value of the Common Stock on the Grant Date as determined under the terms of the Plans and (b) $11.00 per share of Common Stock.

      3. EFFECT OF EXECUTION AND DELIVERY OF THIS AGREEMENT. Upon execution and delivery of this Agreement by Executive: (i) the cancellation of the Old Options and termination of the Employee Stock Option Agreement(s) will become effective; and (ii) the Company agrees to grant the New Options to Executive on the Grant Date, subject to the terms and conditions specified herein and set forth in the New Stock Option Agreement(s).

      4. AGREEMENT NOT REVOCABLE; SUCCESSORS, SPECIFIC PERFORMANCE AND OTHER EQUITABLE REMEDIES.

      (a) Neither the Company nor Executive may revoke or rescind this Agreement, which shall survive the death, incapacity or termination of employment of Executive. This Agreement will be binding on the Company, Executive and their respective successors and assigns, however such succession or assignment is effected (including, without limitation, by the laws of descent, distribution and conservatorship, sale, assignment, conveyance, gift, pledge, hypothecation or otherwise). This Agreement may not be transferred, assigned, pledged or hypothecated by Executive.

      (b) The parties to this Agreement will, in addition to damages or other remedies at law for breach, default or misrepresentation, as appropriate, be entitled to equitable remedies, including specific performance, for breach or prospective breach of this Agreement.

      5. NO EMPLOYMENT RIGHT. No provision of this Agreement or of the New Options shall (i) confer upon Executive any right to continue in the employ of or contract with the Company or any of its affiliates or subsidiaries; (ii) affect the existing rights of the Company and each of its affiliates or subsidiaries to terminate the employment or contract of Executive, with or without cause; or (iii) confer upon Executive any right to participate in any employee welfare or benefit plan or other program of the Company or any of its affiliates or subsidiaries other than the Plans. EXECUTIVE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS AFFILIATES OR SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OR CONTRACT OF EXECUTIVE AT ANY TIME AND FOR ANY LAWFUL REASON, OR FOR NO REASON, UNLESS EXECUTIVE AND THE COMPANY OR SUCH AFFILIATE OR SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE. Notwithstanding the foregoing, nothing in this Section 5 shall constitute a waiver of any claims Executive may have against the Company for wrongful or unlawful termination.

      6. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement, including any claim arising out of or in connection with any termination of the Executive's employment, shall be settled exclusively by arbitration in Phoenix, Arizona, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.


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      7. SEVERABILITY. If any provision or portion of this Agreement is illegal or unenforceable, the other portions of this Agreement will not be affected by the illegality or unenforceability.

      8. GOVERNING LAW. This Agreement is governed by and is to be construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware.

      9. MISCELLANEOUS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement may only be amended or modified by an agreement in writing signed by the Company and Executive.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and entered into as of the date first written above.

                                 EXECUTIVE

                                 ___________________________________________
                                 ((Executive))

                                 CSK AUTO CORPORATION

                                 By:   _____________________________________
                                 Name: _____________________________________
                                 Its:  _____________________________________

The following sets forth the Old Options, which are canceled hereunder, and the New Options that Executive will be granted under the applicable Plans and the New Stock Option Agreement(s) on the Grant Date.

                                                               Non-Qualified Options

                                                        Number of Common
                      Stock Option Plan ("SOP")     Shares subject to Options   Exercise Price            Grant Date
                      -------------------------     -------------------------   --------------            ----------
Old Options           ((SOP_Stock_Option_Plan))          ((M__Options_NQ))     ((M__Strike_Price))      ((Grant_Date))
(to be canceled
as of the date
hereof)

New Options           ((SOP_Stock_Option_Plan))          ((M__Options_NQ))                *                    **
(to be issued on
the Grant Date)

* The per share exercise price of the new options to be granted on a date that is six months and one day following the cancellation of the old options shall be the greater of the (a) the fair market value of the Common Stock on the Grant Date as determined under the terms of the Plans, and (b) $11.00.

** The date which is six months and one day after the date of this Agreement.


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                                   SCHEDULE A

                                      PLANS

                            ((SOP_STOCK_OPTION_PLAN))
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                                    EXHIBIT A

                      FORM OF NEW STOCK OPTION AGREEMENT(S)